Exhibit 10.6

PROTEIN POLYMER TECHNOLOGIES, INC.
8% SECURED PROMISSORY NOTE
DUE JULY 12, 2006
NOW DUE NOVEMBER 10, 2007
AMENDMENT NO. 7
DATED AS OF SEPTEMBER 12, 2007

On April 13, 2006, Protein Polymer Technologies, Inc., ("Maker"), issued to Matthew J. Szulik ("Payee") a note (the “Note”) in the Principal amount of One Million ($1,000,000.00) Dollars pursuant to which, among other things, Maker agreed to pay the Obligations, as defined therein, to Payee on July 12, 2006, or sooner as otherwise provided therein. On July 12, 2006, Maker and Taurus Advisory Group, LLC, now TAG Virgin Islands, Inc., as agent for Payee, (“Agent”) executed Amendment No. 1 to the Note pursuant to which, among other things, “July 12, 2006” in the first paragraph of the Note was changed to “October 10, 2006.” On August 18, 2006, as of July 14, 2006, Maker and Agent executed Amendment No. 2 to the Note pursuant to which, among other things, One Million ($1,000,000.00) Dollars” was changed to “One Million Five Hundred Thousand ($1,500,000.00) Dollars.” On September 29, 2006, Maker and Agent executed Amendment No. 3 to the Note pursuant to which, among other things, “One Million Five Hundred Thousand ($1,500,000.00) Dollars” was changed to “Two Million Five Hundred Thousand ($2,500,000.00) Dollars,” “October 10, 2006” was changed to “January 10, 2007” and Section 10 (c) of the Note was amended. On January 10, 2007, Maker and Agent executed Amendment No. 4 to the Note pursuant to which, among other things, “Two Million Five Hundred Thousand ($2,500,000.00) Dollars” was changed to “Four Million ($4,000,000.00) Dollars” and “January 10, 2007” was changed to “April 10, 2007." On April 10, 2007, Maker and Agent executed Amendment No. 5 to the Note pursuant to which, among other things, “Four Million ($4,000,000.00) Dollars” was changed to “Four Million Eight Hundred Thousand ($4,800,000.00) Dollars” and “April 10, 2007” was changed to “August 10, 2007." On August 9, 2007, Maker and Agent executed Amendment No. 6 to the Note pursuant to which, among other things, “Four Million Eight Hundred Thousand ($4,800,000.00) Dollars” was changed to “Five Million Seven Hundred and Four Thousand ($5,704,000.00) Dollars” and “August 10, 2007” is changed to “November 10, 2007." In accordance with the terms of Section 10 (f) thereof, the Note is hereby amended as follows:

1. In the first paragraph (i) “Five Million Seven Hundred and Four Thousand ($5,704,000.00) Dollars” is changed to “Five Million Eight Hundred and Seventy Six Thousand ($5,876,000.00) Dollars”; and (ii) “November 10, 2007” is changed to “January 10, 2008.”

Maker shall accrue Interest to Payee as follows: (i) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from April 12, 2006 through the date that all of the Obligations are paid in full; plus (ii) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from July 14, 2006 through the date that all of the Obligations are paid in full; plus (iii) 8% per annum on Principal in the amount of One Million ($1,000,000.00) Dollars from September 6, 2006 through the date that all of the Obligations are paid in full; plus (iv) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from October 25, 2006 through the date that all of the Obligations are paid in full; plus (v) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from November 20, 2006 through the date that all of the Obligations are paid in full; plus (vi) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from January 4, 2007 through the date that all of the Obligations are paid in full; plus (vii) 8% per annum on Principal in the amount of Five Hundred Thousand ($500,000.00) Dollars from February 21, 2007 through the date that all of the Obligations are paid in full; plus (viii) 8% per annum on Principal in the amount of Two Hundred Thousand ($200,000.00) Dollars from March 28, 2007 through the date that all of the Obligations are paid in full; plus (ix) 8% per annum on Principal in the amount of One Hundred Thousand ($100,000.00) Dollars from April 10, 2007 through the date that all of the Obligations are paid in full; plus (x) 8% per annum on Principal in the amount of Two, Hundred Thousand ($200,000.00) Dollars from May 11, 2007 through the date that all of the Obligations are paid in full; plus (xi) 8% per annum on Principal in the amount of Twenty Thousand ($20,000.00) Dollars from June 25, 2007 through the date that all of the Obligations are paid in full; plus (xii) 8% per annum on Principal in the amount of One Hundred Thirty Six Thousand ($136,000.00) Dollars from June 27, 2007 through the date that all of the Obligations are paid in full; plus (xiii) 8% per annum on Principal in the amount of Three Hundred Sixty Thousand ($360,000.00) Dollars from July 5, 2007 through the date that all of the Obligations are paid in full; plus (xiv) 8% per annum on Principal in the amount of Eighty Eight Thousand ($88,000.00) Dollars from July 13, 2007 through the date that all of the Obligations are paid in full; plus (xv) 8% per annum on Principal in the amount of One Hundred Thousand ($100,000.00) Dollars from August 2, 2007 through the date that all of the Obligations are paid in full; plus (xvi) 8% per annum on Principal in the amount of One Hundred Twenty Thousand ($120,000.00) Dollars from August 31, 2007 through the date that all of the Obligations are paid in full; plus (xvii) 8% per annum on Principal in the amount of Fifty Two Thousand ($52,000.00) Dollars from September 12, 2007 through the date that all of the Obligations are paid in full.

Amendment No. 7, executed as of September 12, 2007
to $1,000,000.00 Secured Promissory Note
of Protein Polymer Technologies, Inc.
payable to Mathew J. Szulik
dated April 13, 2006 and Amended
as of July 12, 2006, July 14, 2006,
September 29, 2006, January 10, 2007,
April 10, 2007 and August 9, 2007

Counterparts. This Amendment No. 7 may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Amendment No. 7.

Governing Law. This Amendment No. 7 shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of such jurisdiction as shall be determined by Payee.

Amendment No. 7, executed as of September 12, 2007
to $1,000,000.00 Secured Promissory Note
of Protein Polymer Technologies, Inc.
payable to Mathew J. Szulik
dated April 13, 2006 and Amended
as of July 12, 2006, July 14, 2006,
September 29, 2006, January 10, 2007,
April 10, 2007 and August 9, 2007

Except as set forth above, the Note, as amended pursuant to Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, is not modified, changed or otherwise amended and remains in full force and effect in accordance with its terms as amended herein.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 7 to the Note as of November 10, 2007.

Protein Polymer Technologies, Inc., Maker, a Delaware corporation

By:	/s/ William N. Plamondon III
William N. Plamondon III, Chief Executive Officer

TAG Virgin Islands, Inc., as agent for Matthew J. Szulik, Payee

By:	/s/ James Tagliaferri
James Tagliaferri, President